                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the annual report on Form 10-KSB for the year ended December 31, 2006 (the "Form 10-KSB") of Community Shores Bank Corporation (the "Issuer").

     I, Tracey A. Welsh, Senior Vice President, Chief Financial Officer and Treasurer of the Issuer, certify that:

     (i) the Form 10-KSB fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d); and

     (ii) to my knowledge, the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Issuer as of and for the period covered by the report.

Dated: April 2, 2007

                                        /s/ Tracey A. Welsh
                                        ----------------------------------------
                                        Tracey A. Welsh
                                        Senior Vice President, Chief Financial
                                        Officer and Treasurer